Exhibit 99

[LOGO]
KADANT                                                                      NEWS
AN ACCENT ON INNOVATION
One Acton Place, Suite 202
Acton, MA 01720


Investor contact: Thomas M. O'Brien, 978-776-2000
Media contact: GreatPoint Communications, 978-392-6866


                    Kadant Reports Third Quarter 2003 Results


ACTON, Mass., October 22, 2003 - For the third quarter of 2003, Kadant Inc. (NYSE:KAI) reported GAAP diluted earnings per share of $.19, versus $.20 in the 2002 period. Earnings in 2003 included a $.01 charge for restructuring and unusual items. GAAP net income was $2.7 million in both periods. Revenues in the third quarter of 2003 were $45.9 million (including $2.2 million from the favorable effect of currency translation), compared with $50.1 million a year ago.

         William A. Rainville, chairman and chief executive officer of Kadant, said, "Our EPS results this quarter were slightly better than we expected despite weak performance from our composite building products business, which reported an operating loss of $771,000. We were pleased to generate a record $17 million of operating cash in the quarter - all from our core papermaking equipment segment. The strong cash flows contributed to a cash balance of $66 million at quarter-end, up more than $21 million since the beginning of the year. These results attest to the strength of our core business in spite of ongoing challenges in some of our markets.

         "Another positive was our 15 percent increase in total bookings for the quarter over last year, led by strong orders for stock-preparation systems, particularly in China. Just after quarter-end, we received an order for approximately $3.5 million of these systems, which are used to recover usable fiber from wastepaper in the production of recycled-paper products.

         "While the composite building products industry has been experiencing lower-than-expected demand, we continue to believe in the potential opportunities that our business represents. We recently launched an aggressive program to further expand our dealer base, and expect to see the benefit in 2004."

         Mr. Rainville added, "With the loss in composites likely to be from $1.0 to $1.3 million in the fourth quarter of 2003, we expect to earn $.15 to $.17 per diluted share (on a GAAP basis) for the quarter, on revenues of $45 to $47 million. For the full year, we expect to earn $.84 to $.86 per diluted share (on a GAAP basis), on revenues of $198 to $200 million."

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
Financial Highlights (unaudited)
(In thousands except per share amounts and percentages)

                                                               Three Months Ended                        Nine Months Ended
                                                       --------------------------------------------------------------------------
Consolidated Statement of Operations                   Sept. 27, 2003     Sept. 28, 2002(a)     Sept. 27, 2003     Sept. 28, 2002(a)
---------------------------------------------------------------------------------------------------------------------------------
Revenues                                               $       45,906     $       50,084        $      153,065     $      139,802
                                                       --------------     --------------        --------------     --------------
Costs and Operating Expenses:
   Cost of revenues                                            27,768             31,576                95,062             87,141
   Selling, general, and administrative expenses               12,775             12,490                39,669             37,757
   Research and development expenses                            1,149              1,149                 3,502              3,589
   Restructuring and unusual items                                157                101                   (23)             3,738
                                                       --------------     --------------        --------------     --------------
                                                               41,849             45,316               138,210            132,225
                                                       --------------     --------------        --------------     --------------
Operating Income                                                4,057              4,768                14,855              7,577
Interest Income                                                   243                676                   693              1,954
Interest Expense                                                  (11)            (1,084)                  (39)            (3,720)
Other Income                                                        -                  8                     -                469
                                                       --------------     --------------        --------------     --------------
Income Before Provision for Income Taxes, Minority
 Interest, and Cumulative Effect of Change in
 Accounting Principle                                           4,289              4,368                15,509              6,280
Provision for Income Taxes                                      1,630              1,660                 5,894              2,380
Minority Interest Expense (Income)                                 (4)                 1                    68                  3
                                                       --------------     --------------        --------------     --------------

Income Before Cumulative Effect of Change in
 Accounting Principle                                           2,663              2,707                 9,547              3,897

Cumulative Effect of Change in Accounting Principle
 (net of income tax benefit of $12,420)                             -                  -                     -            (32,756)
                                                       --------------     --------------        --------------     --------------

Net Income (Loss)                                      $        2,663     $        2,707        $        9,547     $      (28,859)
                                                       ==============     ==============        ==============     ==============

Earnings per Share Before Cumulative Effect of
 Change in Accounting Principle
   Basic                                               $          .20     $          .20        $          .70     $          .31
                                                       ==============     ==============        ==============     ==============

   Diluted                                             $          .19     $          .20        $          .69     $          .30
                                                       ==============     ==============        ==============     ==============

Earnings (Loss) per Share
   Basic                                               $          .20     $          .20        $          .70     $        (2.26)
                                                       ==============     ==============        ==============     ==============
   Diluted                                             $          .19     $          .20        $          .69     $        (2.24)
                                                       ==============     ==============        ==============     ==============

Weighted Average Shares
   Basic                                                       13,632             13,547                13,602             12,744
                                                       ==============     ==============        ==============     ==============
   Diluted                                                     14,041             13,716                13,905             12,911
                                                       ==============     ==============        ==============     ==============



                                                               Three Months Ended                       Nine Months Ended
                                                       --------------------------------------------------------------------------
Adjusted Diluted Earnings per Share (b)                Sept. 27, 2003     Sept. 28, 2002        Sept. 27, 2003     Sept. 28, 2002
---------------------------------------------------------------------------------------------------------------------------------
GAAP Diluted Earnings (Loss) per Share                 $          .19     $          .20        $          .69     $        (2.24)
Restructuring and Unusual Items                                   .01                  -                     -                .18
Gain on Repurchases of Debt                                         -                  -                     -               (.02)
Cumulative Effect of Change in Accounting Principle                 -                  -                     -               2.54
                                                       --------------     --------------        --------------    ---------------
                                                       $          .20     $          .20        $          .69     $          .46
                                                       ==============     ==============        ==============     ==============


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>                                                               Three Months Ended                       Nine Months Ended
                                                       --------------------------------------------------------------------------
Business Segment Information                           Sept. 27, 2003     Sept. 28, 2002        Sept. 27, 2003     Sept. 28, 2002
---------------------------------------------------------------------------------------------------------------------------------
Revenues:
   Pulp and Papermaking Equipment and Systems          $       42,023     $       46,322        $      138,254     $      128,822
   Composite and Fiber-based Products                           3,883              3,762                14,811             10,980
                                                       --------------     --------------        --------------     --------------
                                                       $       45,906     $       50,084        $      153,065     $      139,802
                                                       ==============     ==============        ==============     ==============

Gross Profit Margin:
   Pulp and Papermaking Equipment and Systems                     42%                38%                   39%                39%
   Composite and Fiber-based Products                             11%                27%                   28%                26%
                                                       --------------     --------------        --------------     --------------
                                                                  40%                37%                   38%                38%
                                                       ==============     ==============        ==============     ==============

Operating Income:
   Pulp and Papermaking Equipment and Systems          $        5,702     $        5,839        $       17,633     $       12,746
   Composite and Fiber-based Products (c)                        (669)              (272)                  314             (2,647)
   Corporate                                                     (976)              (799)               (3,092)            (2,522)
                                                       --------------     --------------        --------------     --------------
                                                       $        4,057     $        4,768        $       14,855     $        7,577
                                                       ==============     ==============        ==============     ==============

Adjusted Operating Income (Excludes Restructuring
 and Unusual Items) (b):
   Pulp and Papermaking Equipment and Systems (d)      $        5,859     $        5,940        $       17,610     $       14,845
   Composite and Fiber-based Products (e)                        (669)              (272)                  314             (1,008)
   Corporate                                                     (976)              (799)               (3,092)            (2,522)
                                                       --------------     --------------        --------------     --------------
                                                       $        4,214     $        4,869        $       14,832     $       11,315
                                                       ==============     ==============        ==============     ==============

Bookings:
   Pulp and Papermaking Equipment and Systems          $       44,559     $       38,983        $      141,203     $      125,275
   Composite and Fiber-based Products                           2,638              1,919                10,463             11,175
                                                       --------------     --------------        --------------     --------------
                                                       $       47,197     $       40,902        $      151,666     $      136,450
                                                       ==============     ==============        ==============     ==============

Capital Expenditures:
   Pulp and Papermaking Equipment and Systems          $          537     $          266        $        1,098     $          897
   Composite and Fiber-based Products                             585                583                 1,461              1,173
   Corporate                                                        -                 18                    11                145
                                                       --------------     --------------        --------------    ---------------
                                                       $        1,122     $          867        $        2,570     $        2,215
                                                       ==============     ==============        ==============     ==============


                                                                Three Months Ended                       Nine Months Ended
                                                       --------------------------------------------------------------------------
Cash Flow and Other Data                               Sept. 27, 2003     Sept. 28, 2002        Sept. 27, 2003     Sept. 28, 2002
---------------------------------------------------------------------------------------------------------------------------------
Cash Provided by Operations                            $       16,953     $        4,557        $       20,011     $       17,174
Depreciation and Amortization Expense                           1,248              1,306                 3,855              3,893


Balance Sheet Data                                                                              Sept. 27, 2003      Dec. 28, 2002
---------------------------------------------------------------------------------------------------------------------------------
Cash and Short-term Investments                                                                 $       65,687     $       44,429
Short- and Long-term Debt                                                                                  598              1,165
Shareholders' Investment                                                                               197,424            181,257


(a) Restated to reflect the reclassification to other income of an extraordinary item in accordance with the adoption of SFAS
      No. 145, resulting from repurchases of our subordinated convertible debentures. In addition, the nine-month period ended
      September 28, 2002, was restated to include a transitional goodwill impairment charge recorded as a cumulative effect of change in accounting principle in accordance with the adoption of SFAS No. 142.
(b) In addition to the financial measures prepared in accordance with generally accepted accounting principles (GAAP), we use the non-GAAP financial measures of adjusted diluted EPS and adjusted operating income, which exclude restructuring and other non-recurring items. We exclude these items because they are outside our normal operations. We believe that providing such non-GAAP measures helps investors to gain a more meaningful understanding of our operating results from period to period, and is consistent with how we measure our performance. The non-GAAP financial measures included in this press release are not meant to be considered superior to or a substitute for results of operations prepared in accordance with GAAP. In addition, the non-GAAP financial measures included in this press release may be different from, and therefore may not be comparable to, similar measures used by other companies.
(c) Includes operating losses from the composite building products business of $771 and $661 in the three- and nine-month periods ended September 27, 2003, respectively; $376 in the three-month period ended September 28, 2002; and $3,285 (including restructuring and unusual costs of $1,178) in the nine-month period ended September 28, 2002.
(d) Excludes restructuring costs of $157 in the three-month period ended September 27, 2003; net restructuring and unusual income of $23 in the nine-month period ended September 27, 2003; and restructuring and unusual costs of $101 and $2,099 in the three- and nine-month periods ended September 28, 2002, respectively.
(e) Excludes restructuring and unusual costs of $1,639 in the nine-month period ended September 28, 2002.

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>        Kadant will hold its earnings conference call on Thursday, October 23,
2003, at 11 a.m. Eastern time. To listen, call 800-709-2159 within the U.S., or 973-582-2810 outside the U.S. You can also listen to the call live on the Web by visiting www.kadant.com and clicking on "Investors." An audio archive of the call will be available on our Web site until Thursday, November 20, 2003.

         Kadant Inc. is a leading supplier of a range of products for the global papermaking and paper recycling industries, including stock-preparation equipment, water-management systems, and papermaking accessories. We also develop and manufacture composite building materials produced from recycled fiber and plastic. Kadant, based in Acton, Massachusetts, had $186 million in revenues in 2002 and approximately 1,100 employees worldwide. For more information, please visit www.kadant.com.

         The following constitutes a "Safe Harbor" statement under the Private Securities Litigation Reform Act of 1995: This press release contains forward-looking statements that involve a number of risks and uncertainties, including forward-looking statements regarding our projected operating results and the future performance of our businesses, particularly our composites building products business. Important factors that could cause actual results to differ materially from those indicated by such statements are set forth under the heading "Risk Factors" in Kadant's quarterly report on Form 10-Q for the period ended June 28, 2003. These include risks and uncertainties relating to our dependence on the pulp and paper industry; international sales and operations; competition; ability to manufacture and distribute composite building products, and the seasonality in sales and the long-term performance of such products; availability of raw materials and exposure to commodity price fluctuations related to the manufacture of composite and fiber-based products; acquisition strategy; protection of patents and proprietary rights; fluctuations in quarterly operating results; and obligations or other consequences arising from our spinoff from Thermo Electron Corporation. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future events, or otherwise.

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